As filed with the Securities and Exchange Commission on September 21, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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Madison ETFs Trust

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Madison Covered Call ETF

Madison Dividend Value ETF

Madison Short Term Strategic Income ETF

Madison Aggregate Bond ETF

each a series of

MADISON ETFs TRUST

550 SCIENCE DRIVE

MADISON, WI 53711

[Date], 2026

Dear Shareholder:

The Board of Trustees (“Board”) of Madison ETFs Trust, a Delaware statutory trust ( “Trust”), has called a special meeting of shareholders regarding important matters concerning Madison Covered Call ETF, Madison Dividend Value ETF, Madison Short Term Strategic Income ETF and Madison Aggregate Bond ETF investment portfolios currently offered by the Trust (individually a “Fund” and, collectively, the “Funds”). The special meeting will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC ( “Adviser” or “Madison”), 550 Science Drive, Madison, Wisconsin 53711, on [DATE] at [TIME] local time (the “Meeting”). At the Meeting, you will be asked to vote on the following important proposals (the “Proposals”):

●	Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser;

●	Proposal 2: To elect four (4) trustees to the Board of Trustees of the Trust; and

●	Proposal 3: To conduct any other business as may properly come before the Meeting.

The Adviser proposes, and the Board has approved and asked that shareholders vote on a proposal approve a new advisory agreement pursuant to which the advisory fee payable to the Adviser by each Fund would be reduced and each Fund would bear the expenses associated with the Funds’ operations (the new advisory agreement is referred to herein as the “New Advisory Agreement”). The Adviser has also proposed and the Board has approved a separate Administrative Services Agreement (to be effective upon shareholder approval of the New Advisory Agreement), which would entitle the Adviser to receive a services fee from each Fund and in exchange the Adviser will provide or arrange for each Fund to have all of the necessary operational and support services it needs, including bearing the costs thereof, subject to certain exclusions.

The Board of Trustees is also requesting that you vote on a proposal to elect trustees to serve on the Board of Trustees. We anticipate that this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and proxy card will be mailed to shareholders beginning on or about [DATE].

The Board knows of no other business to be presented for consideration at the Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies by the Board to vote on such matters in accordance with their discretion.

The question-and-answer section that follows discusses the Proposals, which require shareholder approval. The Proxy Statement itself provides greater detail about the Proposals.

The Trustees recommend that you vote “FOR” the approval of the New Advisory Agreement and “FOR” each Nominee for Trustee.

You may attend the Meeting in person and vote at the Meeting on [DATE], or you may authorize your vote by proxy using one of the following options:

●	Mail: Complete and return the enclosed proxy card.

●	Internet: Access the website shown on your proxy card and follow the online instructions.

●	Telephone: Call the toll-free number shown on your proxy card.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the Meeting, we ask that you authorize your vote now by proxy using one of the methods discussed above.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

/s/ Patrick Ryan

Patrick Ryan

President, Madison ETFs Trust

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposals, each of which requires a shareholder vote. The Q&A contains limited information, should be read in conjunction with the more detailed information contained in the Joint Proxy Statement, and is qualified in its entirety by reference to the Proxy Statement.

Q. Why am I receiving this Proxy Statement?

A. You are receiving these proxy materials - the Proxy Statement and your proxy card - because you have the right to vote on important proposals concerning your Fund described herein.

Q. Why am I being asked to approve a New Advisory Agreement?

A. Proposal 1 relates to the approval of a New Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser. Under the existing investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (“Current Advisory Agreement”), the Funds pay a unitary fee to the Adviser in exchange for the Adviser’s advisory services and the Adviser’s assumption of expenses incurred by the Trust and each Fund, including payments to other entities, but excluding advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended,, and litigation expenses, and other non-routine or extraordinary expenses ( “Unitary Fee Excluded Expenses”). The Adviser proposes, and the Board has approved and recommends that shareholders approve, a New Advisory Agreement whereby the Adviser would reduce its advisory fee and each Fund would bear the expenses associated with the Funds’ operations. The Adviser has also proposed and the Board has approved that the Funds enter into a separate Administrative Services Agreement (to be effective upon shareholder approval of the New Advisory Agreement), which would entitle the Adviser to receive an administrative services fee from each Fund and in exchange the Adviser will provide or arrange for each Fund to have all of the necessary operational and support services it needs, including bearing the costs thereof, excluding: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Trust maintains with its custodian or another entity for investment purposes); (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees); (iv) any fees paid pursuant to any Rule 12b-1 plan adopted by the Trust; (v) the compensation and out of pocket expenses of the Trust’s independent trustees (including lead independent trustee compensation); (vi) independent trustee legal counsel fees; (v) the cost of any technology solutions utilized by the trustees; and (vi) independent trustee educational and training expenses (collectively “Administrative Fee Excluded Expenses”). The changes described are collectively referred to herein as the “New Fee Arrangement.”

Proposal 1 must be voted by shareholders of each Fund voting separately. The approval of the New Advisory Agreement by shareholders of one Fund is not contingent on approval of the New Advisory Agreement by shareholders of the other Funds.

Q. How will the New Fee Arrangement affect the fees and expenses paid by shareholders?

A. Under the New Fee Arrangement, the advisory fees paid by each Fund are expected to decrease and the Fund (and therefore shareholders) will be responsible for additional expenses, including the administrative services fee described above. As addressed in more detail in the Proxy Statement, each Fund’s net total expense ratio is not expected to change as a result of the New Fee Arrangement. However, increases or decreases in the amount of Administrative Fee Excluded Expenses or increases or decreases in Fund asset levels (as fixed Administrative Fee Excluded Expenses are spread over a greater or smaller number of assets) may result in expense savings or increased shareholder expenses. The terms of the Administrative Services Agreement (including the Administrative Fee Excluded Expenses) may only be amended with approval by the Board.

Q. How will the New Fee Arrangement affect my investment?

A. Apart from the changes associated with the New Fee Arrangement, the implementation of the New Advisory Agreement is not expected to affect your investment. You will still own the same number of shares in a Fund and the value of your investment will not change as a result of the New Advisory Agreement. The investment management services to be provided by the Adviser under the New Advisory Agreement are identical to the services provided under the Current Advisory Agreement. Moreover, the New Advisory Agreement not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives, strategies, principal risks, portfolio managers and sub-adviser will remain the same. Neither the Funds nor the Funds’ shareholders will bear any portion of the costs associated with transition to the New Fee Arrangement.

Q. Will the New Advisory Agreement result in any changes in the sub-adviser to each Fund?

A. No, there will be no changes to the Funds’ current sub-adviser. It is expected that Tidal Investments, LLC, the current sub-adviser to each Fund, ( “Tidal” or “Sub-Adviser”) will continue to provide services to each Fund. However, the Sub-Adviser’s current agreement with the Adviser will terminate automatically upon the termination of the current advisory agreement. Under each Fund’s manager-of-managers structure, the Adviser may select (with the approval of the Board but without shareholder approval) one or more unaffiliated sub-advisers to provide advisory services to the Fund. The Adviser anticipates entering into a new sub-advisory agreement with the Sub-Adviser for each Fund on the same terms as the currently existing sub-advisory agreement, which would become effective upon the effectiveness of the New Advisory Agreement (as described in additional detail in the Proxy Statement).

Q. Who are the Nominees?

A. The Nominees are: Steven P. Riege, Richard E. Struthers, K. Robert J. Batchelor and Leslie Oliversen. Mr. Riege, Mr. Struthers and Mr. Batchelor currently serve as Trustees of the Trust, and each is an “Independent Trustee” (i.e., not an “interested person” of the Trust (as defined in the 1940 Act). In addition, Ms. Oliversen currently serves as a Trustee of the Trust. She is deemed an “interested person” of the Trust due to his position with the Adviser, and is referred to as the “Interested Trustee.” Mr. Riege, Mr. Struthers and Ms. Oliversen have previously been elected to the Board by shareholders of the Trust. Mr. Batchelor was appointed to the September 2026, but has not been elected by shareholders. Additional information about each of the Nominees is set forth in the Proxy Statement.

Q. Why am I being asked to elect and re-elect Trustees at this time?

A. Under the 1940 Act, the Board is allowed to appoint new Trustees to fill vacancies so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. As noted above, three of the current four Trustees have previously been elected by shareholders. At this time, if a Trustee previously elected by shareholders were to leave the Board, the Board would be unable to fill the vacancy without a shareholder vote. Moreover, currently, the Board may not appoint any additional Trustees without a shareholder vote. If all Trustees of the Trust have been elected by shareholders, the Board will have more flexibility to appoint a limited number of new Trustees in the future without the need or expense of holding additional shareholder meetings. At this time, the Board has also determined that it is an appropriate time to provide shareholders with the opportunity to elect or re-elect all of the current Trustees (including an opportunity to re-elect those who have previously been elected by shareholders).

Q. Who is paying for this Proxy Statement and for the other expenses and solicitation costs associated with the Meeting?

A. The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses, including the cost of a proxy solicitor, will be paid by the Adviser. Shareholders are not expected to bear any expenses related to the Proxy Statement or the transition to the New Fee Arrangement.

Q. How does the Board of Trustees recommend that I vote?

A. The Trustees recommend that you vote “FOR” the approval of the New Advisory Agreement and “FOR” each Nominee for Trustee. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q. Who is eligible to vote?

A. Any person who owned shares of a Fund on the “record date,” which is [DATE] ( “Record Date”), is entitled to vote, even if that person has since sold those shares.

Q. How can I authorize a proxy or vote my shares?

A. You may attend the Meeting on [DATE] in person and vote at the Meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the Meeting):

●	By mail, using the enclosed proxy card and return envelope;

●	By telephone, using the phone number on your proxy card; or

●	Through the Internet, using the website address on your proxy card.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

Madison Covered Call ETF

Madison Dividend Value ETF

Madison Short Term Strategic Income ETF

Madison Aggregate Bond ETF

each a Series of

MADISON ETFs TRUST

550 SCIENCE DRIVE

MADISON, WI 53711

Notice is hereby given that a special meeting of shareholders of each series of Madison ETFs Trust, a Delaware statutory trust ( “Trust”), listed above (each, a “Fund” and collectively, the “Funds”), will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC ( “Adviser” or “Madison”), 550 Science Drive, Madison, Wisconsin 53711, on [DATE], at [TIME] local time ( “Meeting”), for the following purposes:

●	Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser;

●	Proposal 2: To elect four (4) trustees to the Board of Trustees of the Trust; and

●	Proposal 3: To conduct any other business as may properly come before the Meeting.

The Trustees recommend that you vote “FOR” the approval of the new investment advisory agreement and “FOR” each nominee for Trustee.

Shareholders of record at the close of business on [DATE] are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof.

We anticipate that this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and proxy card will be mailed to shareholders beginning on or about [DATE].

IMPORTANT- WE NEED YOUR PROXY VOTE IMMEDIATELY

As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. If you plan to attend the Meeting in person, please bring a form of identification. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Trust prior to the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [DATE], 2026: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.madisonfunds.com/ETFproxy or by calling toll-free at (888) 603-9577.

By Order of the Board of Trustees,

/s/ Terri Wilhelm

Terri Wilhelm

Secretary of Madison ETFs Trust

Madison, Wisconsin

[DATE]

[DATE]

Madison Covered Call ETF

Madison Dividend Value ETF

Madison Short Term Strategic Income ETF

Madison Aggregate Bond ETF

each a Series of

MADISON ETFs TRUST

550 SCIENCE DRIVE

MADISON, WI 53711

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees ( “Board”) of Madison ETFs Trust ( “Trust”) for voting at a special meeting of shareholders of the Trust and each of its series listed above (each, a “Fund,” and collectively, the “Funds”) to be held on [DATE], at [TIME], local time, at 550 Science Drive, Madison, Wisconsin 53711 ( “Meeting”). The Trust is a Delaware statutory trust and registered as an investment company under the Investment Company Act of 1940, as amended ( “1940 Act”). The Proposals described in this Proxy Statement that require shareholder approval are as follows:

	Proposal	Funds to which Proposal Applies
1.	To approve an investment advisory agreement between the Trust, on behalf of each Fund, and Madison Asset Management, LLC ( “Adviser” or “Madison”),; and	Each Fund, voting separately
2.	To elect four (4) Trustees to the Board.	All Funds, voting collectively
3.	To conduct any other business as may properly come before the Meeting.

Shareholders of record at the close of business on [DATE] are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [DATE], 2026:

The Notice of Meeting, Proxy Statement and Proxy Card

are available at www.madisonfunds.com/ETFproxy or by calling toll-free at (888) 603-9577

Please read the Proxy Statement before voting on the Proposals. If you need additional copies of this Proxy Statement or proxy card, please contact the Trust’s proxy solicitor, Computershare, toll-free at at (888) 603-9577. Additional copies of this Proxy Statement will be delivered to you promptly upon request.

The Funds’ Annual Report to Shareholders and Semi-Annual Report are provided free of charge and can be requested via telephone, toll-free at 1-800-767-0300 or via mail to the Adviser at 550 Science Drive, Madison, Wisconsin 53711.

TABLE OF CONTENTS

[TO BE GENERATED BY PRINTER]

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

Background

The Proposal relates to the approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser ( “New Advisory Agreement”). Under the current investment advisory agreement between the Adviser and the Trust on behalf of each Fund ( “Current Advisory Agreement”), the Funds pay a unitary fee to the Adviser in exchange for the Adviser’s advisory services and the Adviser’s assumption of expenses incurred by the Trust and each Fund, including payments to other entities, but excluding advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses (the “Unitary Fee Excluded Expenses”). The Adviser proposes, and the Board has approved and recommends that shareholders approve, the New Advisory Agreement pursuant to which the Adviser would reduce its advisory fee and each Fund would bear the expenses associated with the Funds’ operations. The Adviser has also proposed and the Board has approved that the Funds enter into a separate Administrative Services Agreement (to be effective upon shareholder approval of the New Advisory Agreement), which would entitle the Adviser to receive a Service Fee (as defined below) from each Fund and in exchange the Adviser will provide or arrange for each Fund to have all of the necessary operational and support services it needs, including bearing the costs thereof, excluding: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Trust maintains with its custodian or another entity for investment purposes); (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees); (iv) any fees paid pursuant to any Rule 12b-1 plan adopted by the Trust; (v) the compensation and out of pocket expenses of the Trust’s independent trustees (including lead independent trustee compensation); (vi) independent trustee legal counsel fees; (v) the cost of any technology solutions utilized by the trustees; and (vi) independent trustee educational and training expenses (collectively the “Administrative Fee Excluded Expenses”). The changes described are collectively referred to herein as the “New Fee Arrangement”.

As reflected below, each Fund’s net total expense ratio is not expected to change as a result of the New Fee Arrangement. However, increases or decreases in the amount of Administrative Fee Excluded Expenses or increases or decreases in Fund asset levels (as fixed Administrative Fee Excluded Expenses are spread over a greater or smaller number of assets) may result in expense savings or increased shareholder expenses. The terms of the Administrative Services Agreement may only be amended with approval by the Board.

The investment advisory services to be provided by the Adviser under the New Advisory Agreement are identical to the advisory services provided under the Current Advisory Agreement, and it is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives, strategies, principal risks, and portfolio managers will remain the same. Likewise, the New Fee Arrangement will not result in any changes to the organization or structure of the Funds or in any of the other services provided to the Funds. The Funds will continue to employ the same sub-adviser, independent registered public accounting firm, administrator, partial administrator, transfer agent, custodian and distributor as currently utilized by the Funds. The New Advisory Agreement must be approved by shareholders of each Fund, voting separately. If the New Advisory Agreement is approved by shareholders of each Fund, the Adviser will serve as the investment adviser to the Funds for an initial two-year period from the effective date of the New Advisory Agreement.

If shareholders of one or more Funds do not approve the New Advisory Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the Funds as it deems appropriate and in the best interests of the shareholders of the Funds, including, continuing to operate the Funds under the terms of the Current Advisory Agreement. The approval of the New Advisory Agreement by shareholders of one Fund is not contingent on approval of the New Advisory Agreement by shareholders of the other Funds.

The Adviser has obtained an exemptive order (the “Manager of Managers Order”) issued by the U.S. Securities and Exchange Commission (“SEC”). The Manager of Managers Order permits the Adviser to hire, terminate and replace unaffiliated sub-advisers with the approval of the Board, without obtaining shareholder approval. The Manager of Managers Order generally allows the Adviser to enter into and amend agreements with unaffiliated sub-advisers for the Funds without obtaining shareholder approval of such changes. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the Independent Trustees) approve any new or amended agreements with sub-advisers.

Each Fund’s current trading services sub-advisory agreement (the “Current Sub-Advisory Agreement”) will automatically terminate upon the termination of the Current Advisory Agreement. The Adviser recommended that the Board approve a new trading services sub-advisory agreement (the “New Sub-Advisory Agreement”) with the Funds’ current Sub-Adviser. The Board approved the New Sub-Advisory Agreement Tidal Investments, LLC, the current sub-adviser to each Fund, ( “Tidal” or “Sub-Adviser”) at its August Board Meeting. If the New Advisory Agreement is approved by the shareholders of a Fund, the New Sub-Advisory Agreement relating to that Fund will take effect upon the effectiveness of such New Advisory Agreement without any other action by the shareholders of that Fund. If the New Advisory Agreement is not approved with respect to a Fund, the New Sub-Advisory Agreement will not go into effect and the Current Sub-Advisory Agreement will continue in effect. The terms of the New Sub-Advisory Agreement are identical to the Current Sub-Advisory Agreement, except for the effective and termination dates.

Comparison of New Advisory Agreement and Current Advisory Agreement

A copy of the New Advisory Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been summarized. This description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The terms of the New Advisory Agreement are identical to the Current Advisory Agreement except for changes related to the New Fee Arrangement and the effective date and termination date. The Current Advisory Agreement was most recently approved by the Board of Trustees at a meeting held on August 27, 2026. The Current Advisory Agreement was last approved by written consent of the initial shareholders of MSTI and MAGG on August 28, 2023 and at a meeting of shareholders of CVRD and DIVL on November 30, 2023.

Advisory Services. The New Advisory Agreement and the Current Advisory Agreement generally provide that the Adviser will manage the investment and reinvestment of each Fund’s assets, subject to the supervision and oversight of the Board and the officers of the Trust.

Delegation of Responsibilities. The New Advisory Agreement and the Current Advisory Agreement provide that the Adviser may, at its own expense, enter into agreements with one or more sub-advisers, including affiliates of the Adviser, in which the Adviser may delegate any or all of its duties specified in the Agreement.

Other Activities of Adviser. The New Advisory Agreement and the Current Advisory Agreement both permit the Adviser to act as investment adviser for third parties so long as its ability to render the services to the Funds will not be impaired thereby.

Advisory Fees and Fund Expenses. Under both the New Advisory Agreement and Current Advisory Agreement, the Adviser receives an annual advisory fee equal to the percentage of the daily average net assets of each Fund as shown below, payable on a monthly basis ( “Advisory Fee”). In addition, under the Current Advisory Agreement, the Adviser has agreed to pay or cause to be paid all expenses incurred by the Trust and each Fund, including payments to other entities, but excluding the Unitary Fee Excluded Expenses. Under the New Advisory Agreement, unless otherwise agreed by the parties in writing, the Trust will pay all of its expenses not expressly assumed by the Adviser, including the following: expenses related to the continued existence of the Trust; fees and expenses of the Board and the officers and the administrative employees of the Trust (except those affiliated with the Adviser); fees paid to the Adviser; fees and expenses of preparing, printing, and distributing official filings, reports, prospectuses and documents required pursuant to applicable state and federal securities laws, and expenses of reports to shareholders; fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, and similar agents; expenses related to the issuance, registration, repurchase, exchange and redemption of shares and certificates representing shares; auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses; expenses relating to qualification or licensing of the Trust, shares in the Trust, or officers, employees and agents of the Trust under applicable state and federal securities laws; expenses related to shareholder meetings and proxy solicitations and materials; interest expense, taxes and franchise fees; and all brokerage commissions and other costs related to purchase and sales of portfolio securities. In addition to the foregoing, the Trust shall assume all losses and liabilities incurred in the administration of the Trust and of its investment portfolio, and it shall pay such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Trust, the indemnification of members of the Board, officers, employees, shareholders, and agents, or otherwise.

With respect to fees and expenses of the Trust that are incurred jointly on behalf of one or more Funds, the New Advisory Agreement provides that such fees and expenses will be allocated among the affected Funds pro rata based on their respective net assets, or in such other manner as the Trust considers fair and reasonable. Fees and expenses of the Trust that are incurred on behalf of a specific Fund will be allocated to that Fund only.

Fund	Advisory Fee (Current Advisory Agreement)	Advisory Fee (New Advisory Agreement)	Proposed Change
Madison Short-Term Strategic Income ETF*	0.36%	0.29%	(0.07)%
Madison Aggregate Bond ETF*	0.36%	0.29%	(0.07)%
Madison Covered Call ETF	0.90%	0.83%	(0.07)%
Madison Dividend Value ETF	0.65%	0.58%	(0.07)%

* Effective March 2, 2026, MAGG and MSTI investment advisory fee was reduced from 0.40% to 0.36%.

The table below shows the dollar amount of management fees paid by each Fund to the Adviser under the Current Advisory Agreement for the fiscal year(s)/period indicated.

Madison Short-Term Strategic Income ETF
Pro Forma Amount Paid under New Advisory Agreement as of June 30, 2026	$192,701
Fiscal year ended June 30, 2026[1]	$239,215
Difference in fees paid	(19)%
Madison Aggregate Bond ETF
Pro Forma Amount Paid under New Advisory Agreement as of June 30, 2026	$209,569
Fiscal year ended June 30, 2026[1]	$260,155
Difference in fees paid	(19)%
Madison Covered Call ETF
Pro Forma Amount Paid under New Advisory Agreement as of June 30, 2026	$322,615
Fiscal year ended June 30, 2026[2]	$338,472
Difference in fees paid	(5)%
Madison Dividend Value ETF
Pro Forma Amount Paid under New Advisory Agreement as of June 30, 2026	$356,348
Fiscal year ended June 30, 2026	$399,356
Difference in fees paid	(11)%

1 Effective March 2, 2026, MAGG and MSTI investment advisory fee was reduced from 0.40% to 0.36%.

2 Reflects the impact of a voluntary fee waiver that occurred in 2026.

No other fees were paid by the Funds to the Adviser during its most recent fiscal year. Payments to the Sub-Adviser and its affiliate for administrative services were paid by the Adviser out its unitary management fee.

Under both the New Advisory Agreement and the Current Advisory Agreement, the Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its Advisory Fee and/or reimburse a Fund’s operating expenses to ensure that the Fund’s operating expenses do not exceed certain expense limitations. The Adviser may also permanently reduce the amount of the management fee for one or more Funds subject to approval by the Board.

Limitation on Liability. The New Advisory Agreement and the Current Advisory Agreement provide that the Adviser will not be liable for any loss incurred in connection with its duties under the Agreement, nor for any action taken, suffered, or omitted and believed to be advisable or within the scope of its authority, except for any acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Agreement.

Term and Termination. The New Advisory Agreement is expected to become effective on [December 1, 2026], subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date. Thereafter, the New Advisory Agreement will continue for successive periods of one year, subject to approval by the Board or Fund shareholders in accordance with the 1940 Act. The Current Advisory Agreement contains similar terms. The New Advisory Agreement and the Current Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Board or, with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund, or by the Adviser, without the payment of a penalty.

Assignment. The New Advisory Agreement and the Current Advisory Agreement provide that such agreements will automatically terminate in the event of an assignment.

Information about the Administrative Services Agreement

In addition to the New Advisory Agreement, the Board has also approved a new Administrative Services Agreement between the Adviser and the Trust on behalf of the Funds. The Administrative Services Agreement would take effect upon shareholder approval of the New Advisory Agreement. Under the new Administrative Services Agreement, in addition to the management fee, the Adviser would be entitled to receive an administrative services fee from each Fund. Under this fee agreement, the Adviser undertakes to provide, or arrange to have a third party provide, the Trust with such services as it may require in the ordinary conduct of its business, to the extent that the Adviser (or any other person), acting as the Trust’s investment adviser, has not undertaken to provide such services.

In this regard, the Adviser will provide (at its own expense) the following services to the Trust: transfer agent services; custodial services; fund administration services; and fund accounting services; and will arrange and pay for independent public accounting services for audit and tax purposes, legal services for the Trust, a fidelity bond, directors and officers/errors and omissions insurance; and such other services necessary to the conduct of the Trust’s business. Expenses that are not included under this fee agreement are: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the Trust maintains with its custodian or another entity for investment purposes); (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees); (iv) any fees paid pursuant to any Rule 12b-1 plan adopted by the Trust; (v) the compensation and out of pocket expenses of the Trust’s independent trustees, including lead independent trustee compensation; (vi) independent trustee legal counsel fees; (vii) the cost of any technology solutions utilized by the trustees; and (viii) independent trustee educational and training expenses. The administrative services fees are computed daily and paid monthly, at an annualized rate of 0.05% of the average daily value of each Fund’s net assets ( “Service Fee”).

The Service Fee for each Fund may not be raised without approval by the Board. The Adviser may lower its fees at any time, and such lower Service Fee must be ratified by the Board. Once lowered, the Adviser may not raise the Service Fee without approval by the Board. However, shareholders are not required to approve changes to the Service Fee. Nothing herein prevents the Adviser from waiving any or all of its Service Fee at any time. The Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its Service Fee and/or reimburse a Fund’s operating expenses to ensure that the Fund’s operating expenses do not exceed certain expense limitations if applicable. Voluntary waivers may be amended or discontinued at any time without prior notice. Contractual fee waivers may only be modified or terminated with Board approval. Any fees waived are not typically subject to later recoupment by the Adviser, except as otherwise noted.

Comparison of Fund Fees and Expenses Under the New and Current Fee Arrangements

The table below provides a summary comparison of the Advisory Fee and expenses of each Fund under the Current Advisory Agreement as well as estimated Advisory Fees and expenses on a pro forma basis giving effect to the proposed New Fee Arrangement under the New Advisory Agreement. Pro forma fees have been adjusted to reflect the proposed Advisory Fee rate and Services Fee as of June 30, 2026.

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Madison Short-Term Strategic Income ETF

Shareholder Fees: None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.36%	0.29%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	None	0.07%
Total Annual Fund Operating Expenses	0.36%	0.36%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$37	$116	$202	$456
Proposed Pro Forma	$37	$116	$202	$456

Madison Aggregate Bond ETF

Shareholder Fees: None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.36%	0.29%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	None	0.07%
Total Annual Fund Operating Expenses	0.36%	0.36%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$37	$116	$202	$456
Proposed Pro Forma	$37	$116	$202	$456

Madison Covered Call ETF

Shareholder Fees: None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.83%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	None	0.07%
Total Annual Fund Operating Expenses	0.90%	0.90%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$92	$287	$498	$1,108
Proposed Pro Forma	$92	$287	$498	$1,108

Madison Dividend Value ETF

Shareholder Fees: None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.58%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	None	0.07%
Total Annual Fund Operating Expenses	0.65%	0.65%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current	$66	$208	$362	$810
Proposed Pro Forma	$66	$208	$362	$810

Board of Trustees Evaluation of the New Advisory Agreement and Sub-Advisory Agreement

At a meeting held on August 27, 2026 (the “Board Meeting”), the Board of the Trust and by separate vote of a majority of the Independent Trustees determined that the approval of the New Advisory Agreement between the Adviser and the Trust with respect to each Fund and a New Sub-Advisory Agreement between the Adviser, Tidal and the Trust was in the best interests of each Fund and its shareholders in light of the nature, extent and quality of services provided and such other factors or matters the Board considered in the exercise of its business judgment and recommended that shareholders of each Fund approve each of the New Advisory Agreement and New Sub-Advisory Agreement. The New Advisory Agreement was considered due to the Adviser’s proposal to change the fee structure in the Current Advisory Agreement between the Adviser and the Trust to reduce its Advisory Fee and to change each Fund’s fee to a non-unitary fee structure whereby each Fund would bear the expenses associated with the Funds’ operations. The Current Sub-Advisory Agreement between the Adviser, Tidal and the Trust (the Current Sub-Advisory Agreement together with the Current Advisory Agreement, the “Current Agreements”) will terminate automatically upon the termination of the Current Advisory Agreement. The New Sub-Advisory Agreement will have the same terms as the Current Sub-Advisory Agreement and would become effective upon the effectiveness of the New Advisory Agreement.

In its review, the Board considered the information (both written and oral) prepared in conjunction with the consideration of the New Agreements, the annual review of Current Agreements, and information received throughout the year. The Independent Trustees were advised by independent legal counsel at the Board Meeting and throughout the year and met in executive sessions with such counsel at which no representatives of the Adviser or Sub-Adviser were present. Through independent legal counsel, the Independent Trustees requested and received information in connection with the approval of the New Agreements and requested and received additional information or clarification on certain data from management.

Prior to voting on the approval of the New Agreements, the Independent Trustees received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the New Agreements. The Board considered its duties under the 1940 Act in reviewing and approving advisory and sub-advisory agreements and fiduciary duties under applicable state law; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to their compensation; the standards used by courts in determining whether the adviser breached its fiduciary duty with respect to its compensation and the factors to be considered by a board in evaluating advisory agreements.

Prior to approving the New Agreements at the Meeting, the Independent Trustees also met in executive session with independent legal counsel. During the Board Meeting and in an executive session with independent legal counsel, the Independent Trustees considered the responses and invited representatives of management to provide additional information. In their review, the Independent Trustees considered New Agreements separately on a per Fund basis. The Independent Trustees considered the New Advisory Agreement and New Sub-Advisory Agreement separately in the course of their review. Accordingly, they considered the differing roles and risks of the Adviser and Sub-Adviser in providing services to the Funds.

After the discussions and with the background and knowledge described above, the Independent Trustees approved the New Agreements on behalf of each Fund. The Independent Trustees did not identify any single factor as all-important or controlling, but rather the decision reflected the comprehensive consideration of all the information (written and oral) presented for review as well as during the course of the year and in prior years. The Board determined that, given the totality of the information provided, the Board had sufficient information to approve the New Agreements. Each Independent Trustee may have attributed different weights to the various factors and information considered in the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the New Agreements and its conclusions.

Nature, Extent and Quality of Services

The Board considered, in relevant part, the nature, extent and quality of the services the Adviser and the Sub-Adviser would provide to the Funds under the New Agreements. The Board observed that the investment services to be provided by the Adviser and the Sub-Adviser under the New Agreements are identical to the services provided under the Current Agreements, and entering into the New Agreements is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives, strategies and principal risks. The Board considered that the division of responsibilities between the Adviser and Sub-Adviser and the respective roles of the Adviser and Sub-Adviser in providing services to the Funds would remain the same under the New Agreements. The Trustees considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund, who were expected to continue to serve under the New Agreements, and the resources made available to such portfolio managers. The Trustees also considered the information provided by the Adviser regarding investment oversight and risk management processes. The Trustees considered the Adviser’s representation that there were no planned or expected changes to key positions or investment personnel related to the Funds as a result of the New Advisory Agreement.

Beyond the advisory and portfolio management services provided, the Board considered the administrative or non-advisory services the Adviser provides to manage and operate the Funds (in addition to those provided by other third parties). The Board considered that under the Administrative Service Agreement, the Adviser would provide, or arrange to have a third party provide, the Trust with such services as it may require in the ordinary conduct of its business, to the extent that the Adviser (or any other person), acting as the Trust’s investment adviser, has not undertaken to provide such services, including transfer agent services; custodial services; fund administration services; and fund accounting services and bear the costs thereof.

The Trustees considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record established pursuant to Rule 38a-1 under the 1940 Act. The Trustees also considered the Adviser’s representation that there were no plans to change the manner in which the Funds were managed, operated, marketed or distributed, nor were there any planned changes to the Funds’ current compliance structure as a result of the New Advisory Agreement.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services to be provided under the New Advisory Agreement and the New Sub-Advisory Agreement were satisfactory on behalf of each Fund.

Performance of the Funds

In evaluating the quality of the services provided by the Adviser and Sub-Adviser, the Board considered each Fund’s investment performance. The Board considered that each Fund’s performance is monitored during the year, including at each Board’s quarterly meeting. The Board further met with representatives from the Adviser during the meeting, in part to discuss Fund performance and the factors impacting such performance. The Board received and considered a variety of Fund investment performance data. Among the materials, the Board received a report which generally provided a Fund’s performance data (net of fees) for the one-year and since inception periods ended May 31, 2026 as compared to the performance of comparable funds (“Peer Group”) and to a benchmark. On the basis of the Board’s ongoing review of investment performance and the review of the Funds’ performance in their consideration of the renewal of the Current Agreements, the Board determined that the Funds’ overall performance has been satisfactory.

Fees and Expenses

The Board reviewed the fee and expense ratios of the Funds under the New Agreements and as compared to a variety of other funds in each Fund’s Peer Group. The Board observed that under the Current Advisory Agreement, each Fund pays a unitary fee to the Adviser in exchange for the Adviser’s advisory services and the Adviser’s assumption of expenses incurred by the Trust and each Fund, including payments to other entities, but excluding advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses. The Board considered that under the New Advisory Agreement, the advisory fee would be reduced and each Fund would bear the expenses associated with the Funds’ operations. The Board observed that the sub-advisory fees would not change under the New Sub-Advisory Agreement , the Adviser will continue pay the entire amount of Tidal’s sub-advisory fee out its own Advisory Fee that the Funds would not directly pay Tidal. The Board also considered that the Funds would enter into a separate Administrative Services Agreement, which would entitle the Adviser to receive a services fee from each Fund and in exchange the Adviser will provide or arrange for each Fund to have all of the necessary operational and support services it needs, including bearing the costs thereof, with certain exceptions. The Board considered information presented by the Adviser regarding the expenses that were expected to be borne by the Funds. The Board also considered the Adviser’s representation that each Fund’s net total expense ratio is not expected to change as a result of the New Advisory Agreement.

The Board received information from the Adviser comparing the proposed Advisory and total estimated expense ratio for each Fund to the fees and expenses of funds in a Peer Group as well as each Fund’s Morningstar category as well as information regarding Morningstar ranking of Fund fees. In this regard, the Board considered that the management fee and estimated total expense ratio for each Fund were within the range of fees represented by the Fund’s Peer Group. In this respect the Board considered the following:

●	MAGG’s management fee and total expense ratio were below its Peer Group’s average;

●	MSTI’s management fee and total expense ratio were below its Peer Group’s average;

●	DIVL’s management fee and total expense ratio were above its Peer Group’s average; and

●	CVRD’s management fee and total expense ratio were above its Peer Group’s average.

On the basis of the information provided, the Board concluded that the Adviser’s management fee and Sub-Adviser’s sub-advisory fee under the New Agreements with respect to each Fund are reasonable.

Cost of Advisory Services and Profitability

The Board considered the Adviser’s costs of providing the services to the Funds under the New Advisory Agreement. The Board considered information reflecting the Adviser’s financial condition and estimated profitability under the New Advisory Agreement. The Board received and reviewed, among other things, information about: (i) the revenue, costs and expenses to be incurred by the Adviser in providing advisory services to the Funds and (ii) the expense allocation methodology and assumptions used by the Adviser in calculating profitability. The Board considered the Adviser’s representation that the Adviser’s profitability under the New Advisory Agreement was not expected to materially increase. Based on its review, the Board was satisfied that the Adviser’s estimated level of profitability from its relationship with the Funds under the New Advisory Agreement was not unreasonable in light of the nature, extent and quality of services to be provided.

Economies of Scale. The Board considered whether there were economies of scale with respect to the management of the Funds and the potential for realization of economies of scale. The Board noted the Adviser’s representations that, given the Funds are relatively small, meaningful economies of scale have not yet been realized to a degree that would warrant the implementation of breakpoints in the Funds’ management fees.

Other Benefits

The Board considered the direct and indirect benefits realized by the Adviser and Sub-Adviser from their relationship with the Funds. The Board considered that the Adviser and Sub-Adviser do not utilize soft dollars with respect to the Funds. The Board further considered that Adviser and the Sub-Adviser do not use any affiliated brokers to execute the Funds’ portfolio transactions. The Board noted there were currently no distribution or service fees being paid by the Funds to the Adviser or its affiliates. The Board considered that the Adviser and Sub-Adviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Board considered that the under the Administrative Services Agreement, the Adviser would receive a Service Fee from each Fund. The Board considered that the proposed Advisory Fee would be reduced by an amount greater than the Services Fee. The Board noted that Tidal ETF Services, LLC, an affiliate of the Sub-Adviser, provides certain administrative services to the Trust for which it will be separately compensated by the Adviser out of the Services Fee. The Board concluded that the additional benefits the Adviser and Sub-Adviser will receive from their relationship with the Funds under the New Agreements are reasonable and appropriate.

Conclusion

Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board, including the Independent Trustees, determined that the approval of each of the New Advisory Agreement and New Sub-Advisory Agreement was fair and reasonable and in the best interests of each Fund and its respective shareholders, and approved each of the New Advisory Agreement and New Sub-Advisory Agreement and recommended that shareholders of each Fund approve each of the New Advisory Agreement and New Sub-Advisory Agreement.

Information about the Funds

Each Fund is a series of the Trust. The Trust is an open-end management investment company that operates as an exchange-traded fund. The Trust is organized as a Delaware statutory trust. Madison Asset Management, LLC is the investment adviser to the Funds. The Adviser’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. Tidal Investments LLC serves as sub-adviser to each Fund. Tidal ETF Services, LLC (an affiliate of Tidal) provides certain administrative services to the Trust under a separate Fund Administration Servicing Agreement. Tidal Investments and Tidal ETF Services are located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USB”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the Funds’ partial administrator, fund accountant and transfer agent. The Trust’s distributor, MFD Distributor, LLC ( “Distributor”), is an affiliate of the Adviser with its principal place of business located at 550 Science Drive, Madison, Wisconsin 53711. The Funds do not place any brokerage transactions with any affiliates of the Adviser or Sub-Adviser.

Information about the Adviser

The Adviser was founded in 1974, and is a wholly-owned subsidiary of Madison Investment Holdings (“MIH”). MIH’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. MIH is 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock.

Officers of the Adviser who also serve as officers of the Trust do not receive compensation from the Trust for their services as officers of the Trust. Such officers consist of the following persons: Leslie Oliversen (Trustee), Patrick Ryan (President), Greg Hoppe (Vice President, Chief Financial Officer, Treasurer), Steve Fredricks (Chief Compliance Officer, Assistant Secretary), Terri Wilhelm (Secretary). Messrs. Ryan, Hoppe, and Fredricks and Mses. Oliversen own shares of MIH and accordingly may be deemed to have an interest in the Proposal. No Independent Trustee holds any position with or interest in the Adviser or its affiliates.

Information regarding the executive officers and directors of the Adviser can be found in the Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC. Please visit the SEC’s website at www.sec.gov and go to the Investment Adviser Public Disclosure home page to locate the Adviser’s most recently filed Form ADV. As of June 30, 2026, the Adviser and its affiliates managed approximately $29.3 billion in assets, including open-end mutual funds, a closed-end fund (for which Madison serves as sub-adviser), separately managed accounts and wrap accounts. While each Fund’s portfolio management team is responsible for the day-to-day investment management of its assigned Fund, the Adviser’s Investment Risk Oversight Committee oversees all investment management services provided by the portfolio management teams. This committee is comprised of senior officers and portfolio managers of the Adviser. .The Adviser is not aware of any financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Funds under the New Advisory Agreement.

Exhibit B contains information with respect to other funds managed by the Adviser which have a similar investment objective as one or more of the Funds.

Information About the Sub-Adviser

Madison has retained Tidal Investments LLC as the investment sub-advisor to the Funds, pursuant to an trading services sub-advisory agreement ( “Sub-Advisory Agreement”) between Madison and Tidal, on behalf of the Funds. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides advisory services in accordance with the Funds’ investment objectives, policies and restrictions as provided in each Fund’s prospectus and statement of additional information. In its capacity as sub-adviser and administrator, Tidal provides trading and trading support functions (as applicable), tax optimization, assists in basket creation, reporting and monitoring, portfolio compliance monitoring and reporting, including derivatives and liquidity testing, and other reporting and support.

Information regarding the executive officers and directors of the Sub-Adviser can be found in the Sub-Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC. Please visit the SEC’s website at www.sec.gov and go to the Investment Adviser Public Disclosure home page to locate the Sub-Adviser’s most recently filed Form ADV. As of August 31, 2026, the Sub-Adviser and its affiliates managed approximately $62.1 billion in assets.

Information about the Sub-Advisory Agreement

The Current Sub-Advisory Agreement and New Sub-Advisory Agreement are identical except for the date. Pursuant to each Sub-Advisory Agreement, Tidal provides advisory services in accordance with the Funds’ investment objectives, policies and restrictions as provided in the Funds’ prospectus and statement of additional information. In its capacity as sub-adviser and administrator, Tidal provides trading and trading support functions (as applicable), tax optimization, assists in basket creation, reporting and monitoring, portfolio compliance monitoring and reporting, including derivatives and liquidity testing, and other reporting and support. As compensation for the sub-advisory services rendered under each Sub-Advisory Agreement, the Adviser has agreed to pay Tidal an annual sub-advisory fee that is based upon the Funds’ average daily net assets. Madison is responsible for paying the entire amount of Tidal’s sub-advisory fee; the Funds do not directly pay Tidal. With respect to CVRD and DIVL (Madison Mid Cap ETF and Madison Mosaic Income Opportunities ETF upon launch), Tidal’s fee is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the aggregate net assets of the Funds as follows: 0.04% on the first $250 million of aggregate Fund assets and 0.03% on aggregate Fund assets above $250 million. Tidal does not currently receive a sub-advisory fee for its services to the Madison Short-Term Strategic Income ETF and Madison Aggregate Bond ETF. As of the date of this proxy statement, Madison Mosaic Income Opportunities ETF and Madison Mid Cap ETF have not commenced operations.

The Adviser monitors the performance of the Sub-Adviser to the extent it deems appropriate to achieve a Fund’s investment objective, reallocates Fund assets among its own portfolio management team and the Sub-Adviser or recommends to the Board of Trustees that a Fund employ or terminate the Sub-Adviser. The Sub-Advisory Agreement terminates automatically upon assignment and may be terminated without penalty as to the Funds by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Funds’ outstanding voting securities on 60 days’ written notice to the Adviser and the Sub-Adviser or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. In addition, the Adviser has the right to terminate the applicable Sub-Advisory Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under the Agreement or otherwise is legally prohibited from operating as an investment adviser. Each Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, in the event the applicable Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. Each Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the Agreement, unless the other party in material breach of the Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after written notice. The Current Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Funds.

Manager of Managers Structure. The Adviser has received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint or change unaffiliated sub-advisers on behalf of the Funds without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser may manage the assets of all of the Funds using a “manager of managers” approach under which the Adviser may manage some or all of the Funds’ assets and may allocate some or all of the Funds’ assets among one or more specialist sub-advisers. Madison selects sub-advisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating sub-advisers, and Madison does not expect frequent changes in sub-advisers. Madison compensates sub-advisers out of its own assets.

Madison monitors the performance of any sub-adviser to the extent it deems appropriate to achieve a Fund’s investment objective, reallocates Fund assets among its own portfolio management team and individual sub-advisers or recommends to the Board that a Fund employ or terminate particular sub-advisers. If there is a new appointment or change in unaffiliated sub-adviser, shareholders will receive an “information statement” within 90 days of hiring any new sub-adviser. The statement will provide shareholders with relevant information about the reason for the change and information about any new sub-adviser.

Recommendation of the Board of Trustees

For the reasons set forth above, the Board of Trustees recommends that shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 2: ELECTION OF TRUSTEES

Background

At the Meeting, shareholders of all Funds will be asked to elect four individuals to constitute the Trust’s Board of Trustees. The Board of Trustees of the Trust currently consists of Steven P. Riege, Richard E. Struthers, K. Robert J. Batchelor and Leslie Oliversen. All nominees are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. The Trust currently has 6 separate funds, and each current trustee oversees all of the funds. Note that in addition to the Funds, the Trust also includes Madison Mid Cap ETF, a new series of the Trust, which in the process of registration and has not yet been offered to shareholders and the Madison Mosaic Income Opportunities ETF, which has not commenced operations. There were no shareholders of the Madison Mid Cap ETF or Madison Mosaic Income Opportunities ETF as of the Record Date.

At a meeting held on August 27, 2026, the Trust’s Nominating and Governance Committee recommended that the Board of Trustees be expanded so that one additional “independent trustee” could be added to the Board. In connection with this expansion of the Board, the Nominating and Governance Committee unanimously nominated Mr. Batchelor to fill this position and the Board appointed Mr. Batchelor as Trustee. At that same meeting, the Board unanimously accepted and endorsed the Nominating and Governance Committee’s recommendations and approved the presentation of Mr. Batchelor to the shareholders.

Also at the August meeting, the Nominating and Governance Committee approved and recommend that the Board approve and the Board unanimously accepted and endorsed the Nominating and Governance Committee’s recommendation and approved the presentation to shareholders of Messrs. Riege and Struthers and Ms. Oliversen for re-election and Mr. Batchelor for election. Messrs. Batchelor, Riege and Struthers, and Ms. Oliversen, are referred to herein as the “Nominees.”

Each of the Nominees has consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. The table below sets forth certain information concerning the Nominees. Information is listed separately for the Nominees who are not an “interested persons” of the Trust ( “Independent Trustees”), as defined in the 1940 Act, and one Nominee: Ms. Oliversen, who is an “interested person” of the Trust ( “Interested Trustee”). If approved by shareholders, Ms. Oliversen will serve as an Interested Trustee and Messrs. Batchelor, Riege and Struthers will each serve as an Independent Trustee, and their election will be effective automatically following such shareholder approval.

Proposal 2 applies to shareholders of all Funds as of the Record Date, voting together. The four Nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Trustees unless authority to vote for any or all of the Nominees is withheld. If a Nominee should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend.

If elected, each Trustee will serve as a Trustee for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

The Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office have been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing one or more Trustees.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies, approving certain management contracts, approving or amending a Rule 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.

Information About the Trustees and Nominees

The Trustees and their backgrounds are shown on the following pages. This information includes each Trustee’s name, age, principal occupation(s) and other information about each Trustee’s professional background, including other directorships the Trustee holds or held, during the past five years. The address of each Trustee is 550 Science Drive, Madison, Wisconsin 53711.

Name and Year of Birth	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[1]	Other Directorships Held by Trustee
Independent Trustees
K. Robert J. Batchelor Born: 1974	Trustee, Indefinite term; since 2026	Chief Executive Officer, Entasis Asset Management LLC (investment advisory firm); 2016 – Present President and Co-Founder, CSC Investments, LLC (real estate management firm), 2015 – Present	6	None
Steven P. Riege Born: 1954	Chairman, Trustee, Indefinite term; since 2023	Ovation Leadership (management consulting) Milwaukee, WI, Owner/President, 2001 - Present.	30	Madison Funds (“MF”) (12), 2005 - Present. Ultra Series Fund (“USF”) (12), 2005 - Present.
Richard E. Struthers Born: 1952	Trustee, Indefinite term; since 2023	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 - Present.	30	MF (12), 2004 - Present. USF (12), 2004 - Present.
Interested Trustee
Leslie Oliversen[2] Born: 1984	Trustee, Indefinite term; since 2023	Madison Investment Holdings, Inc. and Madison Investment Advisors, LLC, Key Accounts Manager, Regional Investment Director, 2011 - Present	6	None

1 As of the date of this Proxy Statement, the “Fund Complex” consists of Madison ETFs Trust (6 portfolios), Madison Funds with 12 portfolios, the Ultra Series Fund with 12 portfolios, for a grand total of 30 separate portfolios in the Fund Complex. Not every Trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above.

2 Ms. Oliversen qualifies as an “interested person” as such term is defined under the 1940 Act by virtue of her position with the Adviser and MIH (parent) of the Adviser and her interests in MIH.

Board Nomination Process and Summary of Factors Considered in Connection with the Nominations

The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Nominating and Governance Committee’s charter, in assessing the qualifications of a potential candidate for membership on the Board as an Independent Trustee, the Committee shall consider such other factors as it may deem relevant.

Consistent with the Trust’s organizational documents, the Nominating and Governance Committee will consider Trustee nominations made by shareholders. The Nominating and Governance Committee will consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting appropriate information about the candidate to the Secretary of the Trust at the following address: 550 Science Drive, Madison, Wisconsin 53711. As of the date of this Proxy Statement neither management nor the Board has received any nominations from shareholders of the Trust.

The Nominating and Governance Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references, and the use of consultants, including professional recruiting firms. The Nominating and Governance Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Fund shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board has an appropriate size and appropriate skills, experience and backgrounds.

After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Nominating and Governance Committee approved for nomination, and recommended that the Trustees approve for nomination, the Nominees identified herein. The Nominating and Governance Committee believes that if elected, the Nominees (other than Ms. Oliversen) qualify to serve as an Independent Trustee. Each Nominee’s background is detailed above.

The Nominating and Governance Committee and the Trustees considered the totality of the information available to them, and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each Nominee should serve as a Trustee, in light of the Trust’s business and structure. In reaching these conclusions, the Nominating and Governance Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each Nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that Nominee presented, none of which by itself was considered dispositive. The Nominating and Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as Independent Trustees, but the Nominating and Governance Committee will consider such factors as it may deem are in the best interests of the Fund and the shareholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

Trustee Qualifications

The members of the Board of Trustees each have experience that led Fund management to the conclusion that each should serve as a member of the Board, both at the time of the person’s appointment and continuing as of the date of this Proxy Statement.

Ms. Oliversen, the sole member of the Board who is considered an “interested person” under the 1940 Act, has significant management and leadership experience in the asset management industry and currently serves as Regional Investment Director for Madison and its affiliated companies and directs the firm’s key account efforts. Mr. Riege, Mr. Struthers and Mr. Batchelor each have substantial experience operating and overseeing a business, whether it be the management consulting business (for Mr. Riege), and the investment management business (for Mr. Struthers and Mr. Batchelor). As a result of this experience, each has unique perspectives regarding the operation and management of the Funds and the Board of Trustees’ oversight function.

The Trustees use this collective experience to oversee the Funds for the benefit of Fund shareholders. Moreover, the Independent Trustees bring substantial and material experience and expertise to their roles as Trustees of the Funds.

Board Committees

The Board of Trustees has established two standing committees to help manage the Funds, an Audit Committee and a Nominating and Governance Committee. Each such Committee is currently comprised of all of the Trust’s Independent Trustees. The Chair of the Nominating and Governance Committee is Steven P. Riege, and the Chair of the Audit Committee is Richard E. Struthers.

Board Meetings. During the fiscal year ended June 30, 2026, the Board held 4 meetings. Each Trustee attended at least 75% of the meetings of the Board and of the committees on which he or she served during the period.

Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the Funds by the Funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year. The Audit Committee meets at least quarterly and more often as necessary. For the fiscal year ended June 30, 2026, the Audit Committee met four times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for nominating trustees and officers to fill vacancies and evaluating their qualifications. The Nominating and Governance Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees and its committees. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Secretary of the Trust at the following address: 550 Science Drive, Madison, Wisconsin 53711. For the fiscal year ended June 30, 2026, the Nominating and Governance Committee met four times.

Leadership Structure of the Board

The Board of Trustees has charged Steven P. Riege with acting as Chair and Lead Independent Trustee for purposes of communicating with Madison, the Trust’s Chief Compliance Officer, counsel to the Independent Trustees and Trust counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of the Adviser present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant). All Board members are expected to provide their input into establishing the Board’s meeting agenda.

As advisor to each series of the Trust, the Adviser is responsible for the overall risk management for the Funds, including supervising their affiliated and third-party service providers and identifying and mitigating possible events that could impact the Funds’ business, operations or performance. Risks to the Funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the Funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Trust’s Chief Compliance Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board of Trustees exercises its oversight in conjunction with the Adviser, the Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Funds’ independent accountants. The Board’s committee structure requires an Independent Trustee to serve as Chair of the Nominating and Governance and the Audit Committees.

Given the small size of the Board of Trustees, its committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of Fund investors.

Trustees’ Holdings

Trustees’ holdings in the Fund Complex as of August 31, 2026, were as follows:

Name of Trustee	Dollar Range of Equity Securities in the Trust[1,2]	Aggregate Dollar Range of Equity Securities in Fund Complex[2,3]
K. Robert J. Batchelor	N/A	N/A
Steven P. Riege	[None]	[None]
Richard E. Struthers	[None]	[$50,001 - $100,000]
Leslie Oliversen	[None]	[Over $100,000]
[1]	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
[2]	Mr. Batchelor was appointed to the Board effective September 1, 2026.
[3]	The Trust consists of 6 separate portfolios, and the “Fund Complex” consists of 30 separate portfolios, as described in more detail above. As of the date of this Proxy Statement the Madison Mosaic Income Opportunities ETF and Madison Mid Cap ETF have not commenced operations.

As of December 31, 2025, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of a Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of a Fund.

Trustee Compensation

Each Independent Trustee receives an annual retainer for his or her service on the Board. The table below sets forth the actual compensation paid by the Adviser, pursuant to each Fund’s unitary fee arrangement, to each Trustee’s for his or her services to the Trust as of the date of this Proxy Statement and the compensation paid by or on behalf of the Fund Complex to each of the Independent Trustees for the fiscal period ended June 30, 2026.

Trustee Name	Compensation from Trust[1]	Total Compensation Fund Complex[1]
K. Robert J. Batchelor[2]	None	None
Steven P. Riege	$22,000	$144,000
Richard E. Struthers	$22,000	$140,000
Leslie Oliversen[3]	None	None
[1]	As of June 30, 2026, the “Fund Complex” consisted of 30 separate portfolios which are overseen by some or all of the Trustees, as described in more detail above.
[2]	Mr. Batchelor was appointed to the Board effective [September 1, 2026] and has not received compensation from the Trust.
[3]	As an interested trustee, Ms. Oliversen does not receive compensation from the Trust.

The Fund Complex does not have any sort of pension or retirement plans for the benefit of Trustees. However, as an employee of the Adviser, the interested trustee participates in a profit-sharing plan sponsored by the Adviser for the benefit of its employees. No part of such plan is secured or funded by the Fund Complex. There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by the Adviser.

Officers of the Trust

The officers of the Trust and their principal occupations are set forth in Exhibit F.

Shareholder Approval

The election of the Trustees is not contingent on the approval of Proposal 1.

The Board unanimously recommends that shareholders of the Trust vote “FOR” each of the Nominees.

INDEPENDENT PUBLIC ACCOUNTANT

The Trust’s principal accountant is Cohen & Company, Ltd (“Cohen”). Cohen has been appointed by the Trust’s Audit Committee, which is comprised solely of Independent Trustees. As such, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Funds are not being asked at this time to ratify the selection of Cohen. Representatives of Cohen will not be present at the Meeting.

Cohen billed the Trust aggregate fees for services rendered to each of the Funds for the last two fiscal years as follows:

Fee Type	2025	2026
Audit Fees	$51,500	$51,500
Audit-Related Fees[1]	$0	$0
Tax Fees	$14,000	$14,000
All Other Fees	$0	$0

1”Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements that are traditionally performed by the independent auditor. “Tax Fees” relate to tax services including such things as tax return preparation or review, tax compliance, tax planning and tax advice.

During the fiscal years ended June 30, 2025 and 2026, the aggregate non-audit fees (exclusive of the “tax fees” included in the table above) billed by Cohen for other professional services rendered to the Trust, the Adviser and entities controlling, controlled by or under common control with the Adviser that provided ongoing services to the Trust, were $0 and $0, respectively. All fees paid to Cohen, as identified above, were paid by the Adviser pursuant to its unitary fee arrangement with the Trust.

The Trust has adopted a policy governing the pre-approval of certain audit and non-audit related services to be provided by Cohen. The policy provides for the pre-approval of audit, audit related and tax services for the Trust, as well as certain non-audit services provided to affiliates of the Trust that provide ongoing services to the Trust. There were no non-audit services provided to the Adviser or other Trust affiliates in past two fiscal years.

All of the services listed above during fiscal years 2025 and 2026 received the pre-approval of the Audit Committee or its designated representative. When considering the approval of audit-related and non-audit services, the Audit Committee considers whether the services to be provided by Cohen are compatible with maintaining Cohen’s independence.

ADDITIONAL INFORMATION

Voting Information

General; Record Date. The record holders of the outstanding shares of each Fund as of the close of business on the Record Date ([DATE], 2026) are entitled to vote at the Meeting and any adjournment or postponement thereof. Each shareholder of record is entitled to one vote for each full share and a fractional vote for each fractional share held by such shareholder as of the Record Date on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing, and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR each Proposal and Nominee, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Trust prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.

As of the Record Date, the following shares of each Fund were issued and outstanding:

Fund	Shares Outstanding
Madison Short-Term Strategic Income ETF	[To Be Provided]
Madison Aggregate Bond ETF	[ ]
Madison Covered Call ETF	[ ]
Madison Dividend Value ETF	[ ]

Solicitation of Proxies and Related Costs. The solicitation of proxies will occur principally by mail. In addition to solicitation by mail, certain officers and representatives of the Trust and officers and employees of the Adviser (who will receive no extra compensation for their services) and representatives of the Trust’s proxy solicitor, Computershare, may solicit proxies by telephone, the Internet, facsimile, letter, or other electronic means. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded. The expenses of the proxy solicitor are estimated to be approximately $14,071.

The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses will be paid by the Adviser or its affiliates.

Shareholders are not expected to bear any expenses related to the Proxy Statement.

Quorum. In order for a vote on the Proposals to be taken at the Meeting, there must exist a quorum of shareholders of the Trust or Fund, as applicable, eligible to vote on each Proposal. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least 33 and 1/3% of the votes entitled to be cast at the Meeting constitutes a quorum for each Proposal. Trustees are elected by plurality, with all series of each Trust voting as a single class. However, as discussed below, since Proposal 1 must be approved by a “majority of the outstanding voting securities” as defined in the 1940 Act, more than 50% of each Fund’s outstanding voting securities must be present in person or by proxy or have voted to approve the Proposal.

Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for the Proposals, abstentions will be counted as shares present. Broker non-votes will not be counted as present for purposes of establishing quorum. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have the effect of an “against” vote on Proposal 1 because such shares are not voted in favor of the Proposal. For Proposal 2, which requires approval by a plurality of votes cast, such as the election of Trustees, withheld votes and broker non-votes will have no effect on the outcome of such Proposal.

Adjournment. It may become necessary from time to time to adjourn the Meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve a Proposal. If a quorum is not present at the Meeting, it is expected that the holders of proxies will vote to authorize the adjournment of the Meeting in order to solicit additional proxies. Even if a quorum is present at the Meeting, but there are insufficient votes to approve a Proposal, it is also expected that the holders of proxies will vote to authorize the adjournment of the Meeting to solicit additional proxies. If the Meeting is adjourned, the adjourned meeting will be held within a reasonable time after the date set for the original Meeting without further notice, other than an announcement at the Meeting in accordance with the Trust’s governing documents and as permitted under Delaware law.

Votes Required to Pass the Proposals

Proposal 1. Shareholders of each Fund will vote separately for purposes of approving the New Advisory Agreement. In order for the New Advisory Agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund. The term “majority of the outstanding voting securities” (as defined in the 1940 Act and used in this Proxy Statement) means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.

If shareholders of a Fund do not approve the New Advisory Agreement, the Current Advisory Agreement with respect to the affected Fund will remain in effect. The Board of Trustees will take such actions as it deems in the best interests of such Fund, including continuing to operate the Fund under the Current Advisory Agreement.

Proposal 2. Proposal 2 requires a vote by the Shareholders of the Trust. Shareholders of the Trust, including each Fund and class of shares thereof, will vote collectively as a single class on the election of each Nominee to the Board. Each Nominee must be approved by a vote of a plurality of the Trust’s shares voted at the Meeting in-person or by proxy. A vote of a “plurality” of shares means that a Nominee would only need to receive more votes than a competing candidate to be elected to the Trust’s Board. Assuming a quorum, since each of the Nominees is running unopposed, each Nominee effectively needs only one vote to be elected.

Other Information. Also, please note that if you sign, date, and return the proxy card, but do not specify a vote on a Proposal or Nominee, your shares will be voted in favor of the Proposal or Nominee, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.

No Dissenters’ Rights

Shareholders have no rights under applicable law or the Trust’s Declaration of Trust to exercise dissenters’ rights of appraisal with respect to the Proposals.

Security Ownership of Management, Transactions with Fund Affiliates, Trustees and Principal Shareholders

[As of the Record Date, to the best of the knowledge of the Trust, no trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of any Fund, and the trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in MIH, the Adviser, the Sub-Adviser, the Distributor, or any of their respective affiliates. Information about the principal holders of each Fund’s shares is set forth in Exhibit C.

Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor, the Sub-Adviser or any of their respective affiliates. In addition, for the fiscal year ended June 30, 2026, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser, the Sub-Adviser, the Distributor or any of their respective affiliates was a party.

Ms. Oliversen, Interested Trustee and nominee, has not transacted in shares of the Adviser (or its parent or affiliates) since July 1, 2025. Ms. Oliversen maintains an ownership interest in MIH.]

With respect to Proposal 1, the Adviser intends to vote shares of each Fund held by the Adviser or its affiliates in the same proportion as the shares voted by the other shareholders of the Fund (i.e., mirror voting). With respect to Proposal 2, the Adviser intends to vote its shares FOR the Nominees. With respect to shares of the Funds held by other investment companies or clients advised by the Adviser, the Adviser intends to vote shares consistent with its proxy voting policies and agreements with such clients.

Householding

The SEC has adopted rules that permit investment companies, such as the Trust, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial intermediary or the Trust via telephone, toll-free at 1-800-767-0300 or via mail to the Adviser at 550 Science Drive, Madison, Wisconsin 53711.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold annual shareholders meetings, except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at the address set forth on the cover of this Proxy Statement within a reasonable time before the Trust begins to print and send its proxy materials. Any shareholder proposal that is not submitted before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. The timely submission of a proposal does not guarantee its inclusion. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Trust’s governing documents.

Financial Statements

Financial Statements and Annual Reports, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights are included in the Funds’ 2026 Annual Report to Shareholders. You may request a copy of the Funds’ Annual Report at no charge by calling (800) 767-0300 or through the Funds’ website at www.madisonfunds.com.

Other Matters to Come Before the Meeting

No business other than the Proposals is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their respective shareholders.

Dated: [DATE]

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

By Order of the Board of Trustees,

/s/ Patrick Ryan

Patrick Ryan

President, Madison ETFs Trust

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (“Agreement”) is made as of [DATE], by and between Madison ETFs Trust, a Delaware statutory trust (“Trust”), on behalf of each series of the Trust listed on Schedule A attached hereto, as may be amended from time to time (each, a “Fund” and collectively, “Funds”), and Madison Asset Management, LLC, a Wisconsin limited liability company (“Adviser”).

BACKGROUND

1.	The Trust has been organized and operates as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”) and engages in the business of investing and reinvesting Fund assets in securities and other investments. Each Fund is a series of the Trust having separate assets and liabilities.

2.	The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of providing investment advisory services.

3.	The Trust has selected the Adviser to serve as the investment adviser for each Fund listed on Schedule A.

TERMS

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.	Advisory Services. The Trust, on behalf of each Fund, hereby appoints the Adviser to manage the investment and reinvestment of such Fund’s assets, subject to the supervision and oversight of the Trust’s Board of Trustees (“Board”) and the officers of the Trust, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such appointment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or a Fund in any way, or in any way be deemed an agent of the Trust or a Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information each, as may be amended from time to time, as set forth in the Trust’s registration statement on Form N-1A (“Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (“1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (“SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board may reasonably impose from time to time and provide in writing to the Adviser (“Investment Policies”). To carry out such obligations, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund. The Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

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2.	Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain, subject to approval by the Board, one or more sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each, a “Sub-Adviser,” and collectively, “Sub-Advisers”), for each Fund referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the Sub-Adviser(s), and the retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such Sub-Adviser shall be registered and in good standing with the SEC and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Board and, except as otherwise permitted by the 1940 Act or by rule, regulation or Order of the SEC, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate each Sub-Adviser for its services to each applicable Fund for the avoidance of doubt neither the Trust or the applicable Fund(s) shall be responsible for fees payable to any Sub-Adviser.

3.	Representations of the Adviser.

a.	The Adviser shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

b.	The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

c.	The Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards with a goal of safeguarding each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Adviser shall promptly notify the Trust upon the Adviser’s discovery of any material violations or breaches of such policies and procedures.

d.	None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Trust upon its discovery of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

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e.	The Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association.

4.	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, and any exemptive relief therefrom, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund(s), and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser, and with any requirements applicable to the Fund of any national securities exchange on which the Fund’s shares are listed. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

5.	Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for each Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s).

6.	Brokerage.

a.	The Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities, as necessary, with any Sub-Adviser and with broker-dealers. Subject to seeking the best price and execution reasonably available, the Adviser is authorized to place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time. Subject to Section 6.2 herein, the Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to such Fund, to the Adviser, or to any other client for which the Adviser provides investment advisory services. The Adviser also agrees that it will cooperate with the Trust to allocate brokerage transactions to brokers or dealers who provide benefits directly to a particular Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.

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b.	Notwithstanding the provisions of Section 6.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust and consistent with Section 28(e) of the 1934 Act, the Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Adviser exercises investment discretion.

c.	The Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, any Sub-Adviser or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.

d.	The Adviser is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Adviser in accordance with the Adviser’s written policy.

7.	Records/Reports.

a.	Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust, including the Trust’s chief compliance officer (“Chief Compliance Officer”), or the Board the information required to be supplied under this Agreement.

b.	Books and Records. The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Trust) relating to its responsibilities provided hereunder with respect to the Fund(s) and other such records as may be required by law including, but not limited to, Rule 31a-4 of the 1940 Act, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act, or other applicable provisions of the 1940 Act (“Fund Books and Records”). The Fund Books and Records shall be available to the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

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c.	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall furnish the Trust and the Board from time to time with whatever information the Adviser, or the Board believes is appropriate for this purpose. The Adviser agrees to provide such valuation reports and pricing information, of which the Adviser is aware, that the Board shall require in connection with the Board’s responsibilities under Rule 2a-5 of the 1940 Act, to the Trust, the Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures.

d.	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to each Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

e.	Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

f.	Notification of Breach/Compliance Reports. The Adviser shall promptly notify the Board of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of a Fund’s or the Adviser’s policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls and procedures adopted pursuant to the Sarbanes-Oxley Act of 2002, as amended ( “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Adviser will promptly notify the Board in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

g.	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund(s) required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Fund(s) in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

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h.	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust, the Chief Compliance Officer or their designated agents to perform such compliance testing on each Fund and the Adviser’s services as the Trust or its Chief Compliance Officer may determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

8.	Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

9.	Members and Employees. Members and employees of the Adviser may be trustees, officers or employees of the Trust.

10.	Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

11.   Compensation.

a.	As compensation for the services to be rendered to the Fund(s) by the Adviser under the provisions of this Agreement, the Trust, on behalf of each Fund, shall pay to the Adviser from a Fund’s assets an annual advisory fee equal to the amount of the daily average net assets of such Fund shown on Schedule A attached hereto, payable on a monthly basis (the “Advisory Fee”).

b.	The initial Advisory Fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the Fund’s Advisory Fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within thirty (30) days after the date of termination.

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c.	The Adviser shall look exclusively to the assets of each Fund for payment of that Fund’s Advisory Fee.

d.	The Adviser may voluntarily or contractually waive the Advisory Fee.

12.	Expenses of the Trust. Unless otherwise agreed by the parties in writing, the Trust shall pay all of its expenses not expressly assumed by the Adviser herein. Without limitation, the expenses of the Trust assumed by the Trust hereby shall include the following: expenses related to the continued existence of the Trust; fees and expenses of the Board and the officers and the administrative employees of the Trust (except those affiliated with the Adviser); fees paid to the Adviser hereunder; fees and expenses of preparing, printing, and distributing official filings, reports, prospectuses and documents required pursuant to applicable state and federal securities laws, and expenses of reports to shareholders; fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, and similar agents; expenses related to the issuance, registration, repurchase, exchange and redemption of shares and certificates representing shares; auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses; expenses relating to qualification or licensing of the Trust, shares in the Trust, or officers, employees and agents of the Trust under applicable state and federal securities laws; expenses related to shareholder meetings and proxy solicitations and materials; interest expense, taxes and franchise fees; and all brokerage commissions and other costs related to purchase and sales of portfolio securities. In addition to the foregoing, the Trust shall assume all losses and liabilities incurred in the administration to the Trust and of its investment portfolio, and it shall pay such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Trust, the indemnification of members of the Board, officers, employees, shareholders, and agents, or otherwise. With respect to fees and expenses of the Trust that are incurred jointly on behalf of one or more Funds, such fees and expenses shall be allocated among the affected Funds pro rata based on their respective net assets, or in such other manner as the Trust considers fair and reasonable. Fees and expenses of the Trust that are incurred on behalf of a specific Fund will be allocated to that Fund only.

13.	Non-Exclusivity. The services to be rendered by the Adviser to the Trust on behalf of a Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual. Likewise, the Trust may from time to time employ other individuals or entities to furnish other separate series of the Trust with the services provided for herein.

14.	Liability and Standard of Care.

a.	The Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.

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b.	The Adviser shall indemnify the Trust, each Fund and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished to the Trust by the Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).

c.	The Trust shall indemnify and hold harmless the Adviser and its members, trustees, officers and employees of the other party (any such person, an “Adviser Indemnified Party”) against any Losses arising out of any Proceedings in so far as such Loss or actions with respect thereto, arise out of, or is based upon the Trust’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Adviser Indemnified Party against any portion of liability that is attributable to Adviser Disabling Conduct.

d.	Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Trust, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund or any Fund shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Registration Statement, proxy materials or reports filed with the SEC unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Trust by the Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Adviser by a duly authorized officer of the Trust who is not an affiliated person of the Adviser or any affiliated person of the Adviser; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in (i) through (ii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Adviser Disabling Conduct.

e.	The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.

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f.	For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

15.	Term/Approval/Amendments.

a.	This Agreement shall become effective with respect to a Fund as of the date of set forth on Schedule A hereto (the “Effective Date”) if approved by (i) the Board, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act, or rules, interpretations or exemptive relief thereunder); and (ii) the vote of a majority of the outstanding voting securities of a Fund (to the extent required under the 1940 Act). It shall continue in effect with respect to the Fund for an initial period of two years from the Effective Date, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of a Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or in another manner permitted by the 1940 Act, or rules, interpretations or exemptive relief thereunder).

b.	No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).

c.	In connection with such renewal or amendment, it shall be the duty of the Board to request and evaluate, and the duty of the Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any amendment thereto.

d.	Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Adviser of the Trust’s intention to do so, pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of a Fund. In addition, the Trust has the right to terminate this Agreement upon immediate notice if the Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. The Adviser may terminate this Agreement at any time, without the payment of penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust, on behalf of each Fund, to pay to the Adviser the fee provided in Section 12.

e.	This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

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16.	Use of the Adviser’s Name.

a.	The parties agree that the name of the Adviser, any Sub-Adviser, the names of any affiliates of the Adviser or a Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser, the Sub-Adviser, or their respective affiliates, as applicable. The Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

b.	Upon termination of this Agreement, the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names identified in section 16.1 above. If the Trust makes any unauthorized use of the Adviser’s or any Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Adviser and/or Sub-Adviser(s) shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.	Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.	Anti-Money Laundering Compliance. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, to the extent the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.	Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

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20.	Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

21.	Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

22.	Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

23.	Limited Recourse. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

24.	Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware, without giving effect to the choice of law provisions thereof, and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

25.	Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

27.	Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

Madison ETFs Trust

On behalf of each series listed on Schedule A attached hereto

By: ____________________________

Name:	Patrick Ryan

Title:	President

Madison Asset Management, LLC

By: ____________________________

Name:	Steven Fredricks

Title:	Chief Legal Officer

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Schedule A

Fund Name	Advisory Fee	Effective Date
Madison Short-Term Strategic Income ETF	0.29%
Madison Aggregate Bond ETF	0.29%
Madison Covered Call ETF	0.83%
Madison Dividend Value ETF	0.58%

Dated: [   ]

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EXHIBIT B

OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

The table below provides information regarding other registered investment companies managed by the Adviser which have a similar investment objective as the Funds.

Name of Other Fund	Other Fund’s Investment Objective	Similar to which Madison ETF?	Adviser’s Mgmt. Fee	Net Assets as of December 31, 2025	Has Adviser Agreed to Waive or Reduce its Mgmt. Fee under any Applicable Contract?
Madison Dividend Income Fund	Seeks to produce current income while providing an opportunity for capital appreciation.	Madison Dividend Value ETF	0.70%	$107,422,848	No
Ultra Series Large Cap Value Fund	Seeks long-term capital growth, with income as a secondary consideration.	Madison Dividend Value ETF	0.60%	$160,601,725	No
Madison Covered Call & Equity Income Fund	Seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.	Madison Covered Call ETF	0.85%	$184,843,399	No
XAI Madison Equity Premium Income Fund*	The Fund seeks to provide a high level of current income and gains, with a secondary objective of achieving long-term capital appreciation.	Madison Covered Call ETF	0.44%	$136,588,747	No

*Madison servers as sub-adviser to XAI Madison Equity Premium Income Fund /

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EXHIBIT C

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to persons known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Funds as of the Record Date. Although exchange-traded funds typically do not have information concerning the beneficial ownership held in the names of Depository Trust Company participant brokers, to the best of the Trust’s knowledge, as of the Record Date, the following affiliated investment companies advised by the Adviser owned 5% or more of the outstanding shares of the Funds as of the Record Date. To the best of the Trust’s knowledge, no unaffiliated shareholder owns more than 5% of any Fund as of the Record Date.

Fund	Name and Address	Number of Shares	Percent Owned
[To Be Provided]

Shareholders beneficially owning a controlling interest (i.e., more than 25%) in any Fund, could affect the outcome of proxy voting or the direction of management of the Trust or a Fund.

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EXHIBIT D

Madison ETFs Trust

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Madison ETFs Trust (the “Trust”). Its primary function is to identify and recommend individuals for membership on the Board.

Committee Composition

The Committee shall be composed entirely of Board members who are not deemed “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (“Independent Board Members”). Other Board members, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

Meetings

The Committee shall meet annually, or more frequently as circumstances dictate. If a Committee member cannot attend a meeting in person, the member may participate telephonically, provided that every member shall make a reasonable effort to attend regular meetings in person. A person who attends a meeting telephonically shall be deemed to be present for all purposes. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

At any meeting of the Committee, a majority of the Committee members shall constitute a quorum. Any action may be taken at a meeting by a vote of a majority of the Committee members present.

Board Nominations and Functions

1.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

2.	In the event of any vacancies on or prospective additions to the Board, the Committee shall evaluate the qualifications of candidates proposed to be selected as Independent Board Members and make nominations for independent trustee membership on the Board.

3.	With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Trust. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Board Member.

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4.	In assessing the qualifications of a potential candidate for membership on the Board as an Independent Board Member, the Committee shall consider such other factors as it may deem relevant.

5.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

Committee Nominations and Functions

1.	The Committee shall identify and recommend to the Board individuals for membership on all committees. The Committee shall identify and recommend to the Board for one-year terms the Chair for each committee. There shall be no limit on the term of the committee members or the number of terms the Chair serves.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

Other Powers and Responsibilities

1.	The Committee shall periodically review Independent Board Member compensation, including: annual retainers; supplemental compensation for committee service; and service as a committee chairperson and meeting fees. The Committee shall recommend any appropriate changes to the Board.

2.	The Committee shall oversee arrangements for orientation of new Independent Board Members, and continuing education for Independent Board Members.

3.	The Committee has the authority to make recommendations to the full Board for any policy for retirement from Board membership.

4.	The Committee shall have the resources and authority appropriate to discharge its responsibilities. It shall consult with counsel to the Independent Board Members concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Board Members.

5.	The Committee shall review this Charter on an annual basis and shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

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6.	The Committee may request, and the Trust’s investment adviser and administrator shall assist in facilitating, such information and analyses and access to the Trust’s officers, agents, representatives and service providers as shall be reasonably necessary for the Committee to carry out its responsibilities.

7.	The authority, powers and rights of the Committee as described in this Charter are not intended and shall not operate to reduce, restrict or limit in any manner whatsoever the authority, powers and rights which are granted to the Board of Trustees and other committees of the Board under the Agreement and Declaration of Trust or By-Laws of the Trust. In the event of any inconsistency between this Charter and either of such organizational documents, the provisions of the latter shall be given precedence.

Adopted: June 26, 2023

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EXHIBIT E

Madison ETFs Trust

AUDIT COMMITTEE CHARTER

1.	The Audit Committee shall be composed entirely of independent trustees of Madison ETFs Trust ( “Trust”), as approved by the Board of Trustees ( “Board”). For these purposes, a trustee is considered independent if: (a) he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended; and (b) he or she does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Trust (except in the capacity of a Board or committee member).

2.	The purposes of the Audit Committee are:

(a)	to appoint, retain, oversee and set the compensation of the Trust’s independent auditors and to assess the performance, qualifications and independence thereof;

(b)	to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(c)	to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and

(d)	to act as a liaison between the Trust’s independent auditors, fund management and the Board.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to appoint (and to recommend to the Board the selection of) the Trust’s independent auditors, and to retain (pursuant to a written engagement letter approved by the Audit Committee) or terminate the Trust’s independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment adviser and the extent to which the auditors provide non-audit services to the investment adviser or its affiliates not subject to the pre-approval requirements set forth in the section below, and to receive the auditors’ specific representations as to their independence;

(b)	to meet with the Trust’s independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements; including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the work of the auditors (including the resolution of disagreements between management and the auditor regarding financial reporting); and (v) to review the form of opinion the auditors propose to render to the Board and shareholders of the Trust;

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(c)	to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

(d)	to review and approve the fees charged by the auditors for audit and non-audit services;

(e)	to discuss with the independent auditors, at least annually, all critical accounting policies and practices used by the Trust, all alternative treatments within Generally Accepted Accounting Principles for policies and procedures related to material items that were discussed with management, including the ramifications of the use of these alternative treatments and the treatment performed by the auditors, and all other material written communications with management;

(f)	to review and pre-approve all of the audit and non-audit services proposed to be provided to the Trust by its independent auditors, as set forth in Section 7.(a) below;

(g)	to review and pre-approve all non-audit services proposed to be provided by the Trust’s independent auditors to the investment adviser or any of its subsidiaries or affiliates that provide services to the Trust to the extent directly related to the operations and financial reporting of the Trust, as set forth in Section 7.(b) below;

(h)	to investigate improprieties or suspected improprieties in Trust operations which are brought to the attention of the Audit Committee by management or any other party, to the extent deemed necessary or advisable in the discretion of the Audit Committee;

(i)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(j)	to consult with the Board, as requested, in connection with the Board’s determination whether one or more members of the Audit Committee qualify as an “audit committee financial expert;”

(k)	to meet with Trust management and receive reports from Trust management of any significant deficiencies in the design or operation of the Trust’s internal controls that could adversely affect the Trust’s ability to record, process, summarize and report financial data, any material weaknesses in the Trust’s internal controls and any fraud, whether or not material, that involves management or other employees of the Trust who have a significant role in the Trust’s internal controls, and to evaluate any corrective actions taken by management or that should be taken by management or the Board;

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(l)	to monitor compliance with the Trust’s Code of Ethics, as provided therein;

(m)	to accept and review any expressions of concern by employees of the Trust, the Trust’s investment adviser or adviser affiliates regarding questionable accounting matters and to address reports from attorneys or auditors of possible violations of federal or state law;

(n)	to establish procedures for the confidential, anonymous submission of concerns regarding questionable accounting or audit matters by employees of the investment advisor, administrator, principal underwriter, or any other provider of accounting related services for the investment company, as well as employees of the investment company; and

(o)	to perform such other functions consistent with this Charter, the Trust’s By-Laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate.

4.	The Audit Committee shall meet at least once annually with the independent auditors (outside the presence of Trust management) and at least once annually with the representatives of Trust management responsible for the financial and accounting operations of the Trust. The Audit Committee shall hold special meetings when and if circumstances require.

5.	The appropriate officers of the Trust shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibilities, including the authority to retain counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee, at the expense of the Trust.

6.	The Audit Committee shall review this Charter at least annually and recommend any changes to the Board.

7.	Pre-Approval Requirements. Before the independent auditors are engaged by the Trust to render audit or non-audit services:

a.	The Audit Committee shall pre-approve all audit services and permissible non-audit service s (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees;*

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b.	Pre-Approval of Non-Audit Services Provided to the Investment Adviser and Certain Control Persons: The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**

8.	Audit Committee Financial Expert: The Audit Committee shall determine the initial and ongoing qualifications of Audit Committee member(s) designated by the Board as audit committee financial experts as required by Section 407 of the Sarbanes-Oxley Act of 2002 (the “Act”) and Form N-CSR. Form N-CSR requires an investment company to disclose whether the investment company’s audit committee has at least one individual who qualifies as an “audit committee financial expert,” as that term is defined in the Act and on Form N-CSR, serving on the investment company’s audit committee. The current audit committee financial experts are set forth in Schedule A attached hereto.

Adopted: June 26, 2023

* De Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

** Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).

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EXHIBIT F

OFFICERS OF THE TRUST

Name and Year of Birth	Position(s) Held, Length of Time Served and Term of Office[2]	Principal Occupation(s) During Past Five Years
Patrick F. Ryan Born: 1979	President, Indefinite term; since 2023	MIH, MIA and MF, Head of Multi-Asset Solutions and Portfolio Manager, 2018 - Present; MF (12) and USF (12), President, March 2020 - Present.
Greg D. Hoppe Born: 1969	Chief Financial Officer, Vice President and Treasurer, Indefinite term; since 2023	MIH and MIA, Vice President, 1999 - Present; MF, Vice President, 2009 - Present; USF (12), Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019.
Brandon Redwing Born: 1979	Assistant Secretary, Indefinite term; since 2024	MIH and MIA, Mutual Fund Operations Manager, April 2024 - Present; MF (12), and USF (12), Assistant Secretary and Anti-Money Laundering Officer, July 2024 - Present SS&C Technologies, Client Relationship Manager, 2020-March 2024.
Steven J. Fredricks Born:1970	Chief Compliance Officer and Assistant Secretary, Indefinite term; since 2023	MIH, MIA and Madison, Chief Legal Officer, 2020 - Present and Chief Compliance Officer, 2018 - Present; MF (12) and USF (12), Chief Compliance Officer and Assistant Secretary, 2018 - Present.
Kyle Schalow Born: 1995	Assistant Treasurer, Indefinite term; since 2024	MIH, MIA and Madison, Senior Accountant, May 2022 - Present; MF (12) and USF (12), Assistant Treasurer, July 2024 - Present; Baker Tilly US LLP, Senior Accountant, 2018 - 2022
Terri Wilhelm Born: 1968	Secretary, Indefinite term; since 2024	MF (12) and USF (12), Secretary, July 2024 - Present; Assistant Secretary, 2023 - June 2024; State of Wisconsin Investment Board, Senior Paralegal, 2017 - 2022

FORM OF PROXY CARD

MADISON ETFs TRUST
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

VOTING OPTION:

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PROXY

MADISON ETFs TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. [● and ●] (the "Proxyholders"), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the special meeting of shareholders of the Madison ETFs Trust (the "Trust"), to be held on [DATE] at [●] a.m., local time at the offices of the and Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

Shares represented by this proxy card when properly executed will be voted in the manner directed herein by the shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. If no direction is made, on a properly executed card, this proxy will be voted "FOR" the Proposals. The shareholder hereby acknowledges receipt of this Notice of Special Meeting and Proxy Statement for the Special Meeting to be held on [DATE].

VOTE VIA THE INTERNET: [WEBSITE]
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MET_35388_091826
PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on [DATE].
The Proxy Statement for this meeting is available at:
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MADISON ETFs TRUST

Madison Short-Term Strategic Income ETF

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TO VOTE, MARK BOXES* BELOW *IN BLUE OR* BLACK *AS SHOWN IN THIS EXAMPLE: X

A Proposals. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Madison Aggregate Bond ETF	☐	☐	☐	02 Madison Covered Call ETF	☐	☐	☐
03 Madison Dividend Value ETF	☐	☐	☐	04 Madison Short-Term Strategic Income ETF	☐	☐	☐

	FOR	WITHHOLD		FOR	WITHHOLD
01. K. Robert J. Batchelor	☐	☐	03. Richard E. Struthers	☐	☐
02. Steven P. Riege	☐	☐	04. Leslie Oliversen	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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